Exhibit  32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

     I, Michael S. Pagnano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of WGL Entertainment Holdings, Inc. on Form 10-QSB for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of WGL Entertainment Holdings, Inc.

                                       WGL  ENTERTAINMENT  HOLDINGS,  INC.
                                       ---------------------------

DATED:  November  20,  2006            By:  /s/  Michael  S.  Pagnano
                                            -------------------------
                                            Michael  S.  Pagnano
                                            Chief  Executive  Officer  and
                                            Chief  Financial  Officer

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